Exhibit 99.2

SECOND QUARTER 2021 EARNINGS PRESENTATION August 5, 2021

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward-looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. 2 These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

22nd Century Group, Inc.

RECENT KEY GROWTH UPDATES

INITIATIVES	Secure MRTP Authorization	Launch VLN® in Select Global Markets	Commence Hemp/Cannabis Revenue Recognition	Announce Third Franchise August 30
RECENT ACCOMPLISHMENTS	▪ In regular contact with FDA and CTP through multiple channels at all levels ▪ Highly confident MRTP is in the documentation phase, readying for decision ▪ Leveraging all resources in support of MRTP authorization ▪ Will continue to escalate actions until MRTP success is achieved	▪ Initiated VLN® launch process in well-known global markets with limited regulatory hurdles ▪ Targeting international market sales by Q1 '22 ▪ MRTP catalyzes U.S. launch and additional international countries ▪ Planning southern hemisphere VLN® growing program	▪ Initial revenue to commence 2H 2021 from plant lines and IP (license, biomass and distillate/isolate sales) ▪ Accelerating 2022 and 2023 plant lines ▪ Secured expert breeder partners to create highly differentiated disruptive plant lines	▪ Large global market with lower regulatory barriers ▪ Completing IP and operating partnerships for announcement ▪ Will detail market opportunity, timing, path to revenue, and commercial partners at introduction

Nasdaq

Commence Nasdaq Trading on August 16, 2021

- Greater agility in the hemp/cannabis sector
- Greater recognition of our role as a leading plant science and technology company

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SMOKERS DESERVE A CHOICE 4 .. Federally funded studies clearly document the benefits of reduced nicotine content cigarettes .. VLN®’s PMTA affirms its importance to public health .. Highly confident MRTP is in the documentation phase of FDA’s review process .. 22nd Century is a leader and has expertise in this effort .. We are leveraging all available tools to balance leverage and collaboration toward a positive outcome

22ND CENTURY'S VLN® PILOT WILL EMPHASIZE TRIAL, REPEAT PURCHASE, AND ADVOCACY BY ADULT SMOKERS PILOT MARKETS ARE READY FOR LAUNCH Fully prepared for pilot launch leading to national rollout Launch-ready for commercial sales within 90 days of FDA MRTP authorization Identified both initial pilot and subsequent markets for launch Advanced discussions with multiple trade and retail partners Advancing marketing materials and other important aspects of the launch Pilot program enables 22nd Century to test, measure, and refine materials to maximize the commercial success of VLN® Fully Prepared For Commercial Launch of VLN® 5 * Trade dress subject to change

MANUFACTURING RAMP 6 62,000 sq. ft. manufacturing facility in NC Manufacturing capacity ~1% of the U.S. tobacco market; increasing to ~3% with minimal investment FDA inspected and cleared as part of the Premarket Tobacco Application (PMTA) process Significantly expanded 2021 VLN® growing program to ensure adequate leaf inventory for launch Established internal nicotine content test capabilities – 90% cost reduction, results in 1 day vs. 2 to 4 weeks 22nd Century can immediately manufacture VLN® cigarettes in commercial quantities Manufacturing Geared For Strong Commercial Launch New CMO facility or test facility image Convert leaf icon to white PRODUCTION RAMP IN Q2 ‘21 CONFIRMS READINESS TO SCALE VLN® FOR GLOBAL SALES

ACCELERATING INTERNATIONAL LAUNCH IN MULTIPLE MARKETS 7 .. Initiating launch process of VLN® in countries with lower regulatory hurdles .. Targeting launches by Q1 ‘22 .. Funded by proceeds from June 2021 capital raise .. Adding experienced growers in southern hemisphere for year-round growing of VLN®

. Rapidly increasing demand is driving the need for optimized plant genetics and proprietary, stable plant lines that deliver higher crop yield for commercial use .. Growing support for federal legalization and increased access for medicinal and recreational use 22nd Century Moving to Monetization: First Revenue From Our Hemp/Cannabis Franchise .. Plant lines and IP revenue commences in 2H ‘21 .. Accelerating next generation plant lines and IP for 2022 and 2023 22ND CENTURY HAS ESTABLISHED A LEADERSHIP POSITION IN GENETIC IP CRITICAL TO HEMP/CANNABIS ACHIEVING ITS FULL COMMERCIAL POTENTIAL THE CANNABIS MARKET IS ADVANCING RAPIDLY 8 22nd Century monetizing initial hemp/cannabis lines in 2021, readying 2022 and 2023 plants

22nd Century Group, Inc.

ACCELERATING COMMERCIALIZATION OF NEW, DISRUPTIVE HEMP/CANNABIS PLANTS

Strategic partnerships enable 22nd Century to deliver valuable, commercial-scale plant lines, and IP in two-year cycles, the first of which is coming to completion.

Plant Profile/ Roadmap	Plant Biotechnology	Plant Breeding & Trials	Plant Cultivation	Ingredient Extraction & Purification
CannaMetrix	KeyGene		Needle Rock Farms	Panacea Life Sciences
CannaMetrix's high-throughput proprietary, human cell-based cannabinoid assay technology serves as a roadmap for developing new hemp/cannabis plant lines with tailor-made cannabinoid & terpenoid profiles.	Established proprietary bioinformatics platform and cutting-edge molecular breeding platform in partnership with KeyGene; capabilities include genetic engineering and plant line development.	Multiple partnerships provide 22nd Century with both northern and southern hemisphere, indoor and outdoor, year-round plant breeding and trial capabilities.	Colorado farm operations provide 22nd Century with operational assets including plant cultivation capabilities.	Panacea provides 22nd Century with extraction and purification services utilizing proprietary plant lines in development.

22ND CENTURY HAS SECURED ALL OF THE KEY PARTNERSHIPS NEEDED TO MAXIMIZE AND SUPPORT EACH COMPONENT IN UPSTREAM SEGMENT OF THE CANNABINOID VALUE CHAIN.

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22ND CENTURY GROUP NASDAQ UPLISTING 10 .. Nasdaq listing effective August 16, 2021 .. Symbol will remain “XXII” .. No action required of current investors

SECOND QUARTER 2021 FINANCIAL HIGHLIGHTS 11 1. Gross profit margin is calculated by dividing net sales revenue by gross profit. Net Sales Gross Profit Gross Profit Margin Operating Loss 2Q 2021 $8.4M $586K 7.0% $(6.6)M 2Q 2020 $6.4M $201K 3.1% $(4.8)M +30% YOY NET SALES +390 BASIS POINTS YOY GROSS PROFIT MARGIN1

FINANCIAL SNAPSHOT 12 $ in millions Select Financials Three Months Ended June 30, 2021 2020 Net sales revenue $ 8.4 $ 6.4 Gross Profit Margin $ .6 $.2 Operating loss $ (6.6) $ (4.8) Net loss $ (4.2) $ (5.1) Net loss per common share - basic and diluted $ (0.03) $ (0.04) Weighted average common shares outstanding – basic and diluted (in thousands) 154,811 138,854 Summary Balance Sheet Items Quarter Ended June 30, 2021 December 31, 2020 Cash and cash equivalents1 $ 62.3* $22.3 Total assets2 $ 97.2 $51.7 Total liabilities3 $ 9.8 $7.6 Total shareholders' equity4 $ 87.4 $44.1 1. Cash and cash equivalents includes short-term investment securities. 2. Total assets is the sum of total current assets, total property, plant and equipment, and total other assets including intangible assets, net, Investments and convertible note. 3. Total liabilities includes current liabilities and long-term liabilities and excludes shareholders’ equity. 4. Total shareholders’ equity excludes any liabilities. *Additional $38.3M cash for growth capital from registered direct offering in June 2021

2021 PRIORITIES & AREAS OF FOCUS 13 Tobacco Franchise Hemp/Cannabis & Third Plant-based Franchise Financial Secure MRTP Authorization from FDA .. VLN® pilot programs ready to launch .. Engaging with multiple distribution partners to support national launch capabilities .. Ramping manufacturing capabilities .. Moving ahead with international launches 01 Complete upstream cannabinoid capabilities .. Monetize our hemp/cannabis IP beginning in 2021 and accelerating next generation plant lines for 2022 and 2023 .. Have now assembled the most complete upstream capability in the industry 03 04 Preparing to launch third plant-based franchise .. Securing IP and strategic partnerships to support development of this franchise .. Large, robust addressable market .. Faster route to commercialization than first two franchises Maintain efficient operating structure and balance sheet strength .. Strengthened balance sheet with $40 million in growth capital to accelerate product launch and commercialization .. Deploying capital to fuel U.S. VLN® launch readiness, commence international sales of VLN®, accelerate cannabis commercialization and launch third franchise 05 02 Support, advance, and advocate for proposed nicotine cap mandate for all combustibles .. Favorable political climate .. Advancing licensing and partnership initiatives to support industry adoption

14 Q&A

CONTACT INFORMATION INVESTOR RELATIONS & MEDIA CONTACT Mei Kuo Director, Communications & Investor Relations 22nd Century Group, Inc. (716) 300-1221 mkuo@xxiicentury.com